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                          EXHIBIT 99.1



PHOENIX TECHNOLOGIES LTD. AND AWARD SOFTWARE AGREE TO MERGER

COMBINED COMPANY WILL BE A GLOBAL LEADER PROVIDING SYSTEM ENABLING & ENHANCEMENT SOFTWARE FOR PCS, PERIPHERALS, INFORMATION APPLIANCES AND EMBEDDED SYSTEMS

SAN JOSE, CA (April 16, 1998) - Phoenix Technologies Ltd. (NASDAQ: PTEC) and Award Software International Inc. (NASDAQ:AWRD) today announced the completion of a definitive merger agreement. The companies serve complementary segments of the rapidly growing global markets for system software and peripheral interconnect technologies for PCs, servers, mobile computers, information appliances and embedded systems. Phoenix and Award anticipate that the combined company will provide major benefits, such as faster time-to-market, accelerated innovation and improved economies of scale for manufacturers of PCs, peripherals, information appliances and embedded systems.

Under the terms of the agreement, shareholders of Award will receive 1.225 shares of Phoenix common stock for each share of Award common stock. The companies anticipate closing the merger by June 30, 1998, subject to shareholder and regulatory approvals. Phoenix Technologies Ltd. will be the surviving corporate entity. Combined, the companies had 1997 revenue of more than $100 million and currently employ approximately 800 employees. Based on today's stock prices, the new company will have a market capitalization of approximately $300 million.

"We believe that Phoenix's and Award's customers will greatly benefit from this merger via increased investment and the spreading of fixed costs over a larger number of units shipped," said Jack Kay, president and CEO of Phoenix. "Our customers are asking us to increase our investments in new technologies, such as Intel's 64-bit Merced processor and software for sub-$1000 PCs, new peripheral and consumer device interconnect standards, such as IEEE-1394 and IrDA, and new versions of Microsoft operating systems, such as Windows CE and NT. At the same time, they require us to continue lowering costs and to maintain competitive pricing. The combined business will be better positioned to respond to these challenges and help our worldwide customers compete. It is our goal to make this happen as soon as possible and to ensure a smooth transition for our customers and employees."

"Award has strong motherboard, sub-$1000 PC and embedded systems products that are complementary to Phoenix's position with high-end PC systems and information appliance manufacturers," said George C. Huang, chairman and CEO of Award. "This merger will provide Award's customers with additional resources that will enable faster development of next generation software solutions to meet the frenetic technical advancements of the increasing range of markets we serve. We believe the combined companies will provide long-term value to shareholders and create a significantly enriched professional and technical environment for our employees."

Jack Kay will continue as the president and CEO of Phoenix Technologies Ltd. George Huang will report to Kay as president of the Award Software subsidiary, and as senior vice president of strategic business development. Huang will also be vice chairman of Phoenix's board. Laurent Gharda, currently vice president of marketing for Award Software, will become vice president of marketing for the combined company.

Management of both Phoenix and Award envision that the company will achieve cost savings and market synergies to develop new products, address new market needs and increase return on R&D investment.

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ABOUT AWARD SOFTWARE

Award Software International Inc. provides system enabling and management software for personal computers and embedded systems. Award's cornerstone PC product, AwardBIOS-TM-, is marketed to motherboard, PC and embedded systems manufacturers. Headquartered in Mountain View, Calif., Award has offices in Germany, Taiwan, Hong Kong, Japan and the U.S. For more information, visit Award's Web site at www.award.com.

ABOUT PHOENIX TECHNOLOGIES LTD.

Phoenix Technologies Ltd. is the leading innovator and supplier of enabling software and services fundamental to personal computers, servers, peripheral interconnects and information appliances. The company works closely with manufacturers to integrate key emerging standards such as ACPI, USB and IEEE-1394. Phoenix enables OEMs to optimize engineering resources by licensing advanced software with integration services to help them increase product differentiation and reduce time to market. Headquartered in San Jose, Calif., Phoenix has offices worldwide including California, Oregon, Massachusetts, Tokyo, Taipei, Seoul, London, Geneva and Munich. Information on all Phoenix products is available at www.phoenix.com.

               PHOENIX TECHNOLOGIES AND AWARD SOFTWARE MERGER BENEFITS

The merger of Phoenix Technologies and Award Software is expected to provide major benefits to the PC industry, manufacturers of peripherals, information appliances and embedded systems and end-users.

BENEFITS TO THE PC INDUSTRY

PC OEM customers will be able to significantly enhance their competitive positions in a number of ways, including:

- faster development of critical enabling software for new architectural standards, such as Merced, ACPI and Windows NT

- accelerated innovation for a broader range of enhancement products for system differentiation, such as pre-boot remote system management, security and support cost reduction

- expanded resources for system deployment support throughout the global PC supply chain

- continued competitive pricing by leveraging product development expenses over a wider customer base

Semiconductor and software suppliers for the PC market will benefit from the merger in several ways:

- faster availability of system enabling software and peripheral interconnect synthesizable cores for new microprocessors, core logic and memory devices and peripherals

- faster system enabling software support for new market requirements, such as sub-$1000 PCs [and managed PCs]

-    more consistent development tools and APIs across PC market segments

- faster time to volume shipments through increased support of reference designs

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BENEFITS TO PERIPHERAL SUPPLIERS

Peripheral device manufacturers will benefit from the company's new interconnect technologies in many ways, including:

- reducing time-to-market using integrated software and silicon solutions to implement new standards, such as USB, IEEE-1394 and IrDA

- fueling demand for peripherals by enabling an increased range of compatible host systems, such as information

-    appliances and embedded systems

- expanding the range of interconnect management software which will make peripherals easier to use

BENEFITS TO MANUFACTURERS OF INFORMATION APPLIANCES AND EMBEDDED SYSTEMS

Information appliance and embedded systems manufacturers will benefit in many ways, including:

- increased resources to develop enabling software for devices using Microsoft Windows CE and real time operating systems from suppliers such as Wind River Systems, Integrated Systems Inc., and Microware

- expanded global resources to help cost-effectively deploy new generations of consumer devices, such as digital cameras, set top boxes, smart phones and internet appliances

- widespread integration of PC-standard technologies, such as power management and connectivity, into a wide range of electronic devices

BENEFITS TO END-USERS

PC users will benefit from the merger in many ways, including:

-    more consistent user interfaces for PC configuration and management

- accelerated availability of new security features for local and internet PC access

-    an enhanced user experience through innovative new system features

-    extended system life through easy BIOS upgrades

- reduced Total Cost of Ownership (TCO) through increased innovation of software to manage PCs in the critical "pre-boot" environment

THE STATEMENTS IN THIS NEWS RELEASE, OTHER THAN THE HISTORICAL INFORMATION, MAY CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES INCLUDING THOSE ASSOCIATED WITH THE ACCEPTANCE OF NEW TECHNOLOGY AND PRODUCTS FOR THE COMPUTER SYSTEMS AND SOFTWARE MARKET. THE SUCCESS OF THE MERGED COMPANY WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE COMPANY'S ABILITY TO ACHIEVE COSTS SAVINGS AND IMPLEMENT A SMOOTH TRANSITION OF THE IMPACTED CUSTOMERS AND COMPANY OPERATIONS. FURTHER INFORMATION ON FACTORS THAT COULD AFFECT AWARD'S RESULTS ARE DETAILED IN AWARD SOFTWARE'S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DEC. 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. FURTHER INFORMATION ON FACTORS THAT COULD AFFECT PHOENIX'S RESULTS ARE DETAILED IN PHOENIX TECHNOLOGIES

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ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED SEPT. 30, 1997 AND FORM 10Q FOR
THE QUARTER ENDED MARCH 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

AWARD SOFTWARE INTERNATIONAL IS A REGISTERED TRADEMARK AND AWARDBIOS IS A TRADEMARK OF AWARD SOFTWARE INTERNATIONAL INC. PHOENIX IS A REGISTERED TRADEMARK OF PHOENIX TECHNOLOGIES LTD. ALL OTHER TRADEMARKS, REGISTERED TRADEMARKS OR SERVICE MARKS ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.

CONTACTS:

Howard Emerson
Phoenix Technologies Ltd.
(714) 790-2033
howard_emerson@phoenix.com

Bob Maples
Maples Communications, Inc.
PR for Phoenix Technologies
(714) 253-8737
bmaples@maples.com

Marie Domingo
Maples Communications, Inc.
PR for Phoenix Technologies
(714) 253-8737
mdomingo@maples.com

Toni Goodrich
Award Software International Inc.
(650) 237-6831
toni_goodrich@award.com

Bob Walt
Walt & Company
PR for Award Software
(408) 496-0900
bwalt@walt.com

Deborah Stapleton
Stapleton Communications
PR for Award Software
(650) 470-0200
deb@stapleton.com



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